SCHEDULE 14A INFORMATION


               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


[x]   Filed by the Registrant

[  ]  Filed by a Party other than the Registrant

Check the appropriate box:

[  ]  Preliminary Proxy Statement               [  ]  Confidential,   For  Use
of the
                                                Commission  Only (as permitted
by
[x]   Definitive Proxy Statement                      Rule 14a-6(e)(2))

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          FLAG Financial Corporation
                 (Name of Registrant as Specified in Charter)


     (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and )-11.

      (1)   Title of each class of  securities to which  transaction  applies:
            __________________

      (2)   Aggregate  number  of  securities  to which  transaction  applies:
            __________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


      (4)   Proposed     maximum     aggregate     value    of    transaction:
            __________________

      (5)   Total fee paid: _______________

[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:  ____________________

      (2)   Form, Schedule or Registration Statement No.:  __________________

      (3)   Filing Party:  ____________________________________________

      (4)   Date Filed:  ________________________________

                          FLAG FINANCIAL CORPORATION








                                  NOTICE OF
                             1997 ANNUAL MEETING
                                     AND
                               PROXY STATEMENT

                   [FLAG FINANCIAL CORPORATION LETTERHEAD]






                                March 24, 1997


Dear Shareholder:

      You are cordially invited to attend the 1997 Annual Meeting of Shareholders of FLAG Financial Corporation to be held at the main office of First Federal Savings Bank of LaGrange, 101 North Greenwood Street, LaGrange, Georgia, on Wednesday, April 16, 1997 at 2:00 p.m., local time.

      The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the meeting, we also will report on the operations of the Company and the Bank during the past year, and the directors and officers of the Company and the Bank will be present to respond to appropriate questions from shareholders.

      I hope that you will be able to attend the Annual Meeting. If you plan to attend, please mark the appropriate box at the bottom of your proxy card so that we can make proper arrangements for the anticipated number of guests. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy card in the enclosed envelope at your earliest convenience. This will assure that your shares will be represented and voted at the Annual Meeting even if you are unable to attend.

                                  Sincerely,


                                /s/ John S. Holle

                                  John S. Holle
                             Chairman of the Board,
                               President and Chief
                                Executive Officer

                          FLAG FINANCIAL CORPORATION

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD APRIL 16, 1997


      NOTICE HEREBY IS GIVEN that the 1997 Annual Meeting of Shareholders of FLAG Financial Corporation (the "Company") will be held at the main office of First Federal Savings Bank of LaGrange, 101 North Greenwood Street, LaGrange, Georgia, on Wednesday, April 16, 1997 at 2:00 p.m., local time, for the purposes of:

      (1)   Electing four directors of the Company;

      (2) Ratifying the appointment of Porter Keadle Moore, LLP as independent accountants of the Company for the fiscal year ending December 31, 1997; and

      (3) Transacting such other business as properly may come before the Annual Meeting or any adjournments thereof.

      Information relating to matters (1) and (2) above is set forth in the attached Proxy Statement. Shareholders of record at the close of business on February 28, 1997 will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.


                                    By Order of the Board of Directors.

                                /s/ Lee W. Washam

                                  Lee W. Washam
                                    Secretary

LaGrange, Georgia
March 24, 1997

PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU CAN SPARE YOUR COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION BY RETURNING YOUR PROXY CARD PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

                          FLAG FINANCIAL CORPORATION

                                  ---------

                               PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD APRIL 16, 1997

                                --------------

      This Proxy Statement is furnished to the shareholders of FLAG Financial Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1997 Annual Meeting of Shareholders of the Company and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held on Wednesday, April 16, 1997 at 2:00 p.m. local time at the office of the Company's wholly-owned subsidiary, First Federal Savings Bank of LaGrange (the "Bank"), 101 North Greenwood Street, LaGrange, Georgia.

      The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to shareholders is March 24, 1997.

                                    VOTING

General

      The securities that can be voted at the Annual Meeting consist of Common Stock of the Company, $1.00 par value per share, with each share entitling its owner to one vote on each matter submitted to the shareholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is February 28, 1997. On the record date, 2,036,990 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

Quorum and Vote Required

      The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, the proposal receiving the greatest number of all votes cast "for" or "against," as well as any abstentions (including instructions to withhold authority to vote) will be used.

      In accordance with Georgia law (under which the Company is organized) and the Company's Bylaws, the vote required to elect directors (Proposal 1) is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, votes that are withheld will have no effect. With regard to the proposal to ratify the Board of Directors' appointment of independent accountants for the Company (Proposal 2), the proposal is approved if the votes cast favoring such proposal exceed the votes cast opposing such proposal, provided a quorum is present. As a result, abstentions and broker non-votes will have no effect.

Proxies

      The accompanying proxy card is for use at the Annual Meeting if a shareholder is unable to attend in person or is able to attend but does not wish to vote in person. Shareholders should specify their choices with regard to the two proposals on the accompanying proxy card. All properly executed and dated proxy cards delivered by shareholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions given. If no specific instructions are given, the shares represented by a signed and dated proxy card will be voted "FOR" the election of the four director nominees named in Proposal 1 and "FOR" the ratification of the Board's selection of independent accountants described in Proposal 2. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment. The Board of Directors is not aware of any other business to be presented to a vote of the shareholders at the Annual Meeting.

      The giving of a proxy does not affect the right to vote in person should the shareholder attend the Annual Meeting. Any shareholder who has given a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Lee W. Washam, the Secretary of the Company, at 101 North Greenwood Street, LaGrange, Georgia 30240; by executing and delivering to Mr. Washam a proxy card bearing a later date; or by voting in person at the Annual Meeting.

      In addition to soliciting proxies directly, the Company has requested brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by them. The Company also may solicit proxies through its directors, officers and employees in person and by telephone and facsimile, without payment of additional compensation to such persons. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

Stock Ownership

      As of December 31, 1996, the 14 directors and executive officers of the Company beneficially owned 379,452 shares, equal to 18.22%, of the Common Stock of the Company (including 28,203 shares held under the Bank's Profit Sharing Thrift Plan, 56,125 shares which are owned jointly with spouses or other family members, 58,514 shares which are owned by spouses or related business interests, and 46,000 shares which may be acquired upon the exercise of outstanding stock options). See Note (1) on page 5 for the definition of "beneficial ownership." The Company is unaware of any person that beneficially owns more than five percent of the Company's Common Stock. For information regarding the beneficial ownership of the Company's Common Stock as of December 31, 1996 by each of the Company's directors and director nominees and certain executive officers, see
"Proposal 1 - Election of Directors - Information Regarding Nominees and Continuing Directors."


                      PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees

      The Bylaws of the Company provide that the Board of Directors of the Company shall consist of ten members who shall be divided into three classes as nearly equal in number as possible. The directors in each class are elected by the shareholders for a term of three years and until their successors are elected and qualified. The term of office of one of the classes of directors expires each year at the Annual Meeting of Shareholders, and a new class of either three or four directors is elected by the shareholders each year at that time.

      At the Annual Meeting, the terms of H. Speer Burdette, III, John S. Holle, John W. Stewart, Jr. and Robert W. Walters will expire, and the Board of Directors has nominated each of these four individuals to stand for re-election as directors at the Annual Meeting. If elected by the shareholders, each of the nominees will serve a three year term which will expire at the 2000 Annual Meeting of Shareholders. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

      The Board of Directors unanimously recommends that shareholders vote "FOR" the proposal to re-elect H. Speer Burdette, III, John S. Holle, John W. Stewart, Jr. and Robert W. Walters as directors of the Company for a three-year term expiring at the 2000 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

Information Regarding Nominees and Continuing Directors

      The following table sets forth certain information regarding the four nominees for director as well as the six incumbent directors whose terms as directors will continue following the Annual Meeting. Except as otherwise indicated, each of the named persons has been engaged in his present principal occupation for more than five years. Stock ownership information is as of December 31, 1996.

             PERSONS NOMINATED FOR ELECTION TO SERVE AS DIRECTORS
                UNTIL THE 2000 ANNUAL MEETING OF SHAREHOLDERS

                                                                                               Shares of Company
                                                                                               Stock Beneficially
  Name                      Business Information                                                 Owned (Percent
                                                                                                 of Class)(1)(2)

H. Speer  Burdette, III     Mr.  Burdette  is an  owner,  director  and Vice  President/              8,704
                            Treasurer of J.K. Boatwright & Co., P.C., an accounting firm               (*)
                            located  in  LaGrange.  He has been a  director  of the Bank since 1993 and a director  of the Company  since  1994.  Mr.
                            Burdette is 44.

John S. Holle               Mr.  Holle has served as Chairman  of the Board,  President,             66,823
                            Chief Executive  Officer and a director of the Company since             (3.28%)
                            1993, and he has been President, Chief Executive Officer and a director of the Bank since 1985 and  Chairman of the Board of the Bank  since  1990.  Mr.  Holle  previously  served in various  other  executive  positions  with  the  Bank  after joining the Bank in 1972.  Mr. Holle also has been  Chairman of  the  Board  and  President  of the  Bank's  wholly-owned subsidiary, Piedmont Mortgage Service, Inc., since 1986. Mr.
                            Holle is 46.






John W. Stewart, Jr.       Mr.Stewart is an owner,  Chairman of the Board and President              15,447
                           of Stewart Wholesale  Hardware Company,  a wholesale grocery                (*)
                           and hardware business in LaGrange. He has been a director of the Bank  since  1982 and a director  of the  Company  since
                           1994. Mr. Stewart is 62.



Robert W. Walters          Mr.  Walters  retired in March 1996 as owner and director of              89,123
                           The Mill Store,  Inc., a retail and contract  floor covering              (4.37%)
                           business  in  LaGrange.  He has been a director  of the Bank since 1982 and a director  of the Company  since  1994.  Mr.
                           Walters is 64.


               DIRECTORS TO SERVE UNTIL THE 1999 ANNUAL MEETING
                               OF SHAREHOLDERS


                                                                                              Shares of Company
                                                                                              Stock Beneficially
                                                                                                Owned (Percent
  Name                      Business Information                                                of Class)(1)(2)



Fred A. Durand III        Mr.  Durand is  President,  Chief  Executive  Officer  and a            11,610
                          director of Durand-Wayland,  Inc., a manufacturer of produce              (*)
                          sorting and spray  equipment.  He has been a director of the
                          Bank since 1990 and director of the Company since 1994.  Mr.
                          Durand is 55.





Gordon M. Smith           Mr.  Smith was  owner and  operator  of Smith  Three  Points            27,128
                          Pharmacy  from  1979  until  1990 when it was sold to Eckerd            (1.33%)
                          Drugs.  Mr.  Smith is now employed by Eckerd  Drugs.  He has been a director of the Bank since 1990 and a director of the
                          Company since 1994. Mr. Smith is 61.




Dr. Steven P. Teaver      Dr. Teaver is a dentist in LaGrange.  He has been a director             10,750
                          of the Bank since 1986 and a director of the  Company  since              (*)
                          1994. Dr. Teaver is 45.



               DIRECTORS TO SERVE UNTIL THE 1998 ANNUAL MEETING
                               OF SHAREHOLDERS

                                                                                                Shares of Company
                                                                                                Stock Beneficially
                                                                                                Owned (Percent
  Name                      Business Information                                                 of Class)(1)(2)

Dr. A. Glenn Bailey      Dr.  Bailey is a physician  and surgeon in LaGrange and is a              54,890
                         director,   and  from  1980  to  1989  was   President,   of              (2.69%)
                         Clark-Holder  Clinic, a LaGrange medical clinic. He has been a director  of the Bank  since  1982 and a  director  of the
                         Company since 1994. Dr. Bailey is 62.

Kelly R. Linch           Mr. Linch is owner of Linch's,  Inc., a retail appliance and               33,290
                         electronics store in LaGrange. He has been a director of the               (1.63%)
                         Bank since 1986 and a director  of the  Company  since 1994.
                         Mr. Linch also is a director of Key Distributors of Georgia,
                         Inc. Mr. Linch is 54.



                                       4




Ellison C. Rudd         Mr.  Rudd has  served as  Executive  Vice  President,  Chief                 22,885
                        Financial  Officer and  Treasurer of the Company since 1994.                 (1.12%)
                        Mr. Rudd has also been  Executive Vice President of the Bank since 1993 and Chief  Financial  Officer and Treasurer since
                        1989 when he joined the Bank as a Vice  President.  Mr. Rudd is 52.

________________

(*)   Less than one percent.

(1)Beneficial ownership includes shares of Common Stock as to which a person possesses sole or shared voting and/or investment power and shares which may be acquired within 60 days after December 31, 1996 upon the exercise of outstanding stock options. Shares which may be acquired upon the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by a particular individual but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. To the Company's knowledge, the named persons have sole voting and investment power with regard to the shares shown as owned by them except as otherwise referenced in Note (2) below.

(2)The shares shown include, with regard to Mr. Burdette, 5,750 shares which he may acquire upon the exercise of stock options; with regard to Mr. Holle, 16,823 shares held for his account under the Bank's Profit Sharing Thrift Plan; with regard to Mr. Stewart, 2,649 shares owned by Stewart Wholesale Hardware, Inc. and 5,750 shares which he may acquire upon the exercise of stock options; with regard to Mr. Walters, 27,800 shares owned jointly with his wife, 30,196 shares owned by his wife, 273 shares held by Mr. Walters as custodian for his minor grandson and 5,750 shares which he may acquire upon the exercise of stock options; with regard to Mr. Durand, 110 shares owned by his wife and 5,750 shares which he may acquire upon the exercise of stock options; with regard to Mr. Smith, 750 shares owned jointly with his wife, 789 shares owned by his wife and 5,750 shares which he may acquire upon the exercise of stock options; with regard to Dr. Teaver, 5,750 shares which he may acquire upon the exercise of stock options; with regard to Dr. Bailey, 23,370 shares owned by his wife, 1,400 shares owned by a privately held family corporation and 5,750 shares which he may acquire upon the exercise of stock options; with regard to Mr. Linch, 5,750 shares which he may acquire upon the exercise of stock options; and with regard to Mr. Rudd, 7,885 shares held for his account under the Bank's Profit Sharing Thrift Plan.

Meetings and Committees of the Board of Directors

      The Board of Directors of the Company conducts its business through meetings of the full Board and through joint committees of the Boards of Directors of the Company and the Bank, including an Audit Committee, an Employee Benefits and Compensation Committee, and an Executive Committee. During 1996, the Board of Directors held 15 meetings, the Audit Committee held 4 meetings, the Employee Benefits and Compensation Committee held 2 meetings, and the Executive Committee held 12 meetings. Each director attended at least 75% of all meetings of the full Board of Directors and of each committee of the Board of which he is a member.

      The Audit Committee is responsible for reviewing with the Company's independent accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of the Company's internal accounting controls; approving professional services provided by the independent accountants; reviewing the independence of the independent accountants; and reviewing the range of the independent accountants' audit and non-audit fees. The Audit Committee is composed of H. Speer Burdette, III, Fred A. Durand III, Kelly R. Linch and Dr. Steven P. Teaver.

      The Employee Benefits and Compensation Committee is responsible for setting the compensation and benefits of the executive officers and other employees of the Company and the Bank. The Employee Benefits and Compensation Committee is composed of Dr. A. Glenn Bailey, Fred A. Durand III, Kelly R. Linch and Gordon M. Smith.

      The Executive Committee is authorized, within certain limitations, to exercise all of the authority of the Board of Directors during the interval between Board meetings. Among other functions, the Executive Committee reviews monthly the reports on the loans made and on savings activities during the preceding month. The Executive Committee also reviews and ratifies any investments made by the Company. The Executive Committee consists of Dr. A. Glenn Bailey, John S. Holle, John W. Stewart, Jr. and Robert W. Walters.

      The Board of Directors as a whole functions as a nominating committee to select management's nominees for election as directors of the Company. The Board of Directors will consider nominees recommended by shareholders if submitted to the Company in accordance with the procedures set forth in Section 2.14 of the Bylaws of the Company. See "Shareholders' Proposals for 1998 Annual Meeting" below.

Director Compensation

      Directors who are not employees of the Company or the Bank receive a fee of $500 per Board meeting if in attendance. Members of the Executive Committee who are not employees also receive a fee of $200 per committee meeting if in attendance, and members of other Board committees who are not employees receive a fee of $100 per committee meeting if in attendance. Additionally, a Loan Committee meeting is held weekly among loan origination personnel, with one director in attendance at each such meeting. Directors who are not employees receive a fee of $50 per Loan Committee meeting which they attend. Each non-employee director is permitted one paid absence from meetings of the full Board and from meetings of each committee of which he is a member. Directors who are employees of the Company or the Bank receive no directors' fees. The Company paid a total of $78,100 in directors' fees in 1996.

      Pursuant to the 1994 Directors Stock Incentive Plan, the Company granted options in March 1994 for the purchase of 5,000 shares of Common Stock to each of the eight directors who were not employees of the Company or any of its subsidiaries on the date of grant. Similarly, each person who thereafter becomes a director of the Company and who is not an employee of the Company or any of its subsidiaries will be granted an option for the purchase of 5,000 shares of Common Stock upon the commencement of his or her service as a director. Additionally, the plan provides that as of each March 1st through March 1, 1995 and ending on March 1, 2004, the non-employee directors as a group on each such date will be entitled to receive options for the purchase of 6,000 shares of Common Stock which shall be divided equally among them, but only if the Company's book value as of the December 31st immediately preceding such March 1st equals or exceeds 106% of the Company's book value as of the prior December 31st. In accordance with the plan, options for the purchase of 750 shares were granted to each of the eight non-employee directors as of March 31, 1996. In the event of a "change of control" of the Company as defined in the plan, all options remaining under the plan shall be granted to and divided equally among all of the non-employee directors as of the date immediately preceding the "change of control." The plan authorizes options for the purchase of a total of 100,625 shares of Common Stock, of which options for the purchase of 46,000 shares had been granted as of December 31, 1996. All options are granted at an exercise price equal to the fair market value of a share of Common Stock on the date of grant, vest immediately upon granting and expire ten years from the date of grant.

      Effective as of February 3, 1995, the Bank established an indexed retirement plan to provide retirement benefits to the directors (as well as a similar plan for certain executive officers). The index used by the plan is the earnings on life insurance policies purchased on the directors' lives. The Bank retains the tax-free build-up of cash surrender value in the policies up to the after-tax opportunity costs for premiums paid on the policies. Any remaining earnings from the policies are accrued to deferred compensation liability accounts for the directors. The earnings in a director's account are payable in ten annual installments commencing 30 days following the director's retirement as a director. No amounts had been accrued for the benefit of any director (or any executive officer) as of December 31, 1996.

Additional Information

      For additional  information  that should be considered  with regard to the
election  of  directors,   see  "Executive   Compensation"  and  "Section  16(a)
Beneficial Ownership Reporting" below.


                            EXECUTIVE COMPENSATION

Summary of Compensation

      The following table summarizes by various categories, for the fiscal years ended December 31, 1996, 1995 and 1994, the total compensation earned by each of the Company's executive officers whose total salary and bonus for 1996 exceeded $100,000.


                          Summary Compensation Table

                                        Annual Compensation (1)
                                                                  All Other
Name and Principal Position         Year   Salary($)  Bonus($)  Compensation($)(2)

John S. Holle                       1996   $140,000     -0-       $15,902
  Chairman of the Board, President  1995    128,500   $38,550      16,334
  and Chief Executive Officer of    1994    123,500    15,500       7,446
  the Company and the Bank

Ellison C. Rudd                     1996    100,000     -0-        13,911
  Executive Vice President, Chief   1995     87,500    21,875      11,692
  Financial Officer and Treasurer   1994     82,500     8,250       9,271
  of the Company and the Bank


_____________________
(1) Excludes any perquisites and other personal benefits received, the total value of which did not exceed 10% of Mr. Holle's and Mr. Rudd's total annual salary and bonus, respectively. See also "Employment Agreements" below.
(2) For 1996, 1995 and 1994, respectively, the amounts shown consist of the aggregate contributions made by the Bank on behalf of Mr. Holle pursuant to the Bank's Profit Sharing Thrift Plan and the Bank's Section 401(k) Plan ($13,809, $14,462 and $11,201 for Mr. Holle and $13,434, $11,315 and $8,916
     for Mr. Rudd) and insurance premiums paid by the Bank in connection with term life insurance policies payable to the estates of Mr. Holle and Mr. Rudd ($26,093, $25,872 and $1,125 for Mr. Holle and $24,356, $24,337 and
     $356 for Mr. Rudd).

Stock Options

      The following table sets forth information regarding stock options exercised by Mr. Holle and Mr. Rudd during 1996 and the value of all of the unexercised stock options held by them as of December 31, 1996. No stock options were granted to Mr. Holle or Mr. Rudd in 1996.


               Aggregated Option Exercises in Last Fiscal Year
                      and Fiscal Year End Option Values


                                                       Number of Securities
                 Shares Acquired       Value          Underlying Unexercised
    Name         on Exercise (#)   Realized($)(1)  Options at Fiscal Year End(#)

John S. Holle         48,707        $445,577                    0

Ellison C. Rudd       15,000         114,750                    0


_____________________
(1) Value realized is computed by subtracting the option exercise price from the market price of the Common Stock on the date of exercise and multiplying that figure by the total number of options exercised.

Employment Agreements

      The Bank has entered into employment agreements with John S. Holle effective as of January 1, 1993 and with Ellison C. Rudd effective as of January 1, 1995 (the "Employment Agreements"). Each of the Employment Agreements provide for an initial term of three years, which three year term is automatically extended each year for one additional year (subject to approval thereof by the Board of Directors each year) until one party notifies the other to the contrary. The Employment Agreements provide for an annual salary which is reviewed at least annually by the Board of Directors of the Bank and may be increased at its discretion, and annual bonuses which may be granted at the discretion of the Board (but not to exceed the employee's then-current annual salary) based on the operations of the Bank during the prior fiscal year, the employee's contribution thereto and such other factors as the Board of Directors in its discretion may determine. Information regarding the annual salary and bonus paid to Mr. Holle and Mr. Rudd for 1996 pursuant to the Employment Agreements is set forth in the Summary Compensation Table above. The Employment Agreements provide that the employee shall be entitled to the use of an automobile, reimbursement of club fees and dues, and participation in all group employee benefit plans for which executives of the Bank are or may be eligible. Further, the Employment Agreements provide for the payment of full compensation to the employee for up to 12 months in the event of his complete disability (as defined in the Employment Agreements) and disability payments thereafter in accordance with the Bank's general disability policy.

      The Employment Agreements also provide that in the event employment is terminated by the Bank for any reason other than "cause," except after a "change of control" (as those terms are defined in the Employment Agreements), the employee shall be entitled to receive each month through the remaining term of the Employment Agreement the monthly salary paid to him under the Employment Agreement during the immediately preceding year, as well as a severance payment, payable as soon as practicable after the termination date, equal to the difference between three times his average annual salary (based on the most recent five taxable years) immediately prior to the termination date and the total amount that he is entitled to receive under this provision for the remaining term of the Employment Agreements. A "change of control" is deemed to have occurred if, at any time during the period of employment, more than 25% of the outstanding Common Stock of the Company, or the equivalent in voting power of any class or classes of outstanding securities of the Company ordinarily entitled to vote in elections of directors, is acquired by any other corporation or other person or group. In the event employment is terminated after a change of control for any reason other than cause, or the employee's present responsibilities, authority, capacity, circumstances, compensation or benefits are changed without his written consent following a change of control, the employee will be entitled to receive, in lieu of his salary and any bonus for the remaining employment term, a lump sum equal to (i) the present value of the salary and bonus that he would be entitled to receive for the remaining employment term (but for the termination) plus (ii) the difference between three times his average annual salary (based on the most recent five taxable years) immediately prior to the event of termination and the amount of salary and bonus that he would be entitled to receive (but for the termination) for the remaining employment term; but in no event shall such lump sum payment exceed the present value of three times his average compensation for the preceding five years, less $1.00. Additionally, the employee and his dependents shall continue for a period of three years to be covered under all employee benefit plans of the Bank.

Retirement Plan

      The Bank maintains a non-contributory defined benefit pension plan (the "Retirement Plan") for the benefit of substantially all employees of the Bank. The amounts of the Bank's contributions to the Retirement Plan are determined on an actuarial basis to provide benefits to each participant based on (i) his or her highest average compensation earned during any consecutive five-calendar-year period and (ii) his or her years of service to normal retirement date. The following table sets forth the estimated annual pension benefits payable under the Retirement Plan to employees in the specified compensation and period-of-service classifications, assuming (i) normal retirement at age 65 as of January 1, 1996 and (ii) a benefit payment in the form of a life annuity.

                              Pension Plan Table

       Average Annual               Estimated Annual Retirement Benefits(1)
        Compensation                   for Years of Service Indicated(2)
                             ___________________________________________________

                                 15         20         25        30       35
                                 --         --         --        --       --

           $125,000          $ 27,518   $ 36,691   $ 43,364   $ 50,036 $ 56,709
            150,000+           33,518     44,691     52,864     61,036   69,209

_______________

(1) The retirement benefits shown in the table are payable as a life annuity with 60 months guaranteed. The current Retirement Plan formula is 1% of final five year average compensation for the first 20 years of credited service, plus .6% of final five year average compensation for the next 15 years of credited service, plus .6% of final five year average compensation in excess of Social Security Covered Compensation for the first 35 years of credited service. For a person retiring at age 65 in 1996, Social Security Covered Compensation is equal to $27,576. The total compensation covered by the Retirement Plan at January 1, 1996, the most recent valuation date, was $2,236,587, of which $146,681 was attributable to Mr. Holle and $100,462 was attributable to Mr. Rudd. The amount of the Bank's contributions to the Retirement Plan for the accounts of Mr. Holle and Mr. Rudd in 1996 was $9,862 and $2,480, respectively.

(2) As of January 1, 1996, Mr. Holle had 24.0 years of credited service, and Mr. Rudd had 6.05 years of credited service.

Loans to Management

      Directors, executive officers and principal shareholders of the Company and the Bank and their associates have been customers of the Bank from time to time in the ordinary course of business, and additional transactions may be expected to take place in the future. In accordance with applicable federal laws and regulations, all loans by the Bank to such persons are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, do not involve more than the normal risk of collectibility or embody other unfavorable features, and comply with specified quantitative limits imposed by such federal laws and regulations. At December 31, 1996, the aggregate amount of loans and extensions of credit outstanding to such persons was approximately $1,675,900, which represented 8.17% of the total equity capital of the Bank as of such date.

     None of the Bank's loans outstanding at any time during or subsequent to 1996 to directors, executive officers or principal shareholders of the Company or the Bank or their associates is or has been on past due or non-accrual status, has been restructured, or is considered by the Bank to be a problem loan.

Sale of Stock to Certain Directors

      On December  20,  1995,  the Company sold 565 shares of Common Stock to H.
Speer Burdette, III, 4,040 shares of Common Stock to Kelly R. Linch and 202 shares of Common Stock to Gordon M. Smith, each of whom are directors of the Company. The purchase price was $12.375 per share, representing a discount of approximately 15% from the public trading price of $14.50 per share on the date of purchase because the shares were not registered under federal and state securities laws and therefore were restricted as to transfer. In accordance with applicable law, the transactions were approved by the Company's Board of Directors, and shareholder approval was not required.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require the Company's directors and executive officers and any persons who beneficially own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of Common Stock and subsequent reports of changes in such ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Directors, executive officers and persons beneficially owning more than 10% of such stock are required by applicable regulations to furnish the Company with copies of all
Section 16(a) reports they filed. To the Company's knowledge, no person beneficially owned more than 10% of the Company's Common Stock during 1996. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required of those persons, the Company believes that during 1996, all of its directors and executive officers complied with applicable Section 16(a) filing requirements except as described below. Due to an oversight by management, each of the Company's non-employee directors (Dr. A. Glenn Bailey, H. Speer Burdette, III, Fred A. Durand III, Kelly R. Linch, Gordon M. Smith, John W. Stewart, Jr., Dr. Steven P. Teaver and Robert W. Walters) failed to timely file a Form 5 regarding options granted to them in March 1996 for the purchase of 750 shares of Common Stock. Also due to an oversight by management, Raymond C. Smith, Jr., Senior Vice President, Human Resources, and Mary E. Winks, Senior Vice President, Retail Banking, each failed to file a Form 3 upon their commencement of employment as executive officers in June and August 1996, respectively. All of such persons subsequently reported such events on Form 5s filed on February 3, 1997.

                   PROPOSAL 2 - RATIFICATION OF APPOINTMENT
                          OF INDEPENDENT ACCOUNTANTS

      The Board of Directors has appointed the firm of Porter Keadle Moore, LLP to serve as independent accountants of the Company for the fiscal year ending December 31, 1997 and has directed that such appointment be submitted to the shareholders for ratification at the Annual Meeting. Porter Keadle Moore, LLP is being appointed as the Company's independent accountants for the first time and is considered by management of the Company to be well qualified. The firm of Robinson, Grimes & Company, P.C. served as independent accountants of the Company from 1968 until 1996. If the shareholders do not ratify the appointment of Porter Keadle Moore, LLP, the Board of Directors will reconsider the appointment.

      Representatives of Porter Keadle Moore, LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

      The Board of Directors unanimously recommends that shareholders vote "FOR" the proposal to ratify the appointment of Porter Keadle Moore, LLP as independent accountants of the Company for the fiscal year ending December 31, 1997.


               SHAREHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

      Director nominations and other proposals of shareholders intended to be presented at the 1998 Annual Meeting of Shareholders must be submitted to the Company in accordance with the procedures set forth in Sections 2.14 and 1.1, respectively, of the Bylaws of the Company and in accordance with applicable rules of the Securities and Exchange Commission. The effect of these provisions is that shareholders must submit such nominations and proposals, together with certain related information specified in the above-referenced sections of the Bylaws, in writing to the Company on or before November 24, 1997 in order for such matters to be included in the Company's proxy materials for, and voted upon at, the 1998 Annual Meeting. All such proposals, nominations and related information should be submitted on or before such date by certified mail, return receipt requested, to the Secretary of the Company, 101 North Greenwood Street, LaGrange, Georgia 30240. A copy of the above-referenced sections of the Bylaws will be provided upon request in writing to the Secretary of the Company at such address.

            OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

      The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

                             By Order of the Board of Directors.

                             /s/ Lee W. Washam

                             Lee W. Washam
                             Secretary
LaGrange, Georgia
March 24, 1997

                                 ___________

      The Company's 1996 Annual Report, which includes audited financial statements, has been mailed to shareholders of the Company with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies



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


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